Quarterly Holdings Report
for
Fidelity® SAI International Low Volatility Index Fund
July 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SV2-NPRT3-0923
1.9866139.108
Common Stocks - 99.3%
	Shares	Value ($)
Australia - 2.1%
ASX Ltd.	1,040,348	43,402,577
Insurance Australia Group Ltd.	13,245,223	52,758,121
Medibank Private Ltd.	14,814,740	34,928,224
TOTAL AUSTRALIA		131,088,922
Belgium - 0.7%
Elia Group SA/NV	193,395	23,794,170
Warehouses de Pauw	649,388	19,192,377
TOTAL BELGIUM		42,986,547
China - 0.0%
China Huishan Dairy Holdings Co. Ltd. (a)(b)	5,145,000	7
Denmark - 5.4%
Chr. Hansen Holding A/S	554,100	41,859,592
Coloplast A/S Series B	670,119	83,292,744
Novo Nordisk A/S Series B	775,783	125,096,747
Novozymes A/S Series B	584,210	29,307,906
Ringkjoebing Landbobank A/S	116,148	16,520,594
Tryg A/S	2,031,966	40,145,225
TOTAL DENMARK		336,222,808
Finland - 0.7%
Elisa Corp. (A Shares)	848,000	44,231,917
France - 4.6%
Air Liquide SA	222,887	40,073,735
bioMerieux SA	71,650	7,685,696
Hermes International SCA	15,029	33,321,423
L'Oreal SA	249,101	115,908,788
LVMH Moet Hennessy Louis Vuitton SE	445	413,302
Orange SA	8,025,763	90,721,939
TOTAL FRANCE		288,124,883
Germany - 5.9%
Beiersdorf AG	556,200	72,039,636
Deutsche Borse AG	554,136	106,173,296
Deutsche Telekom AG	2,074,181	45,219,702
Hannover Reuck SE	324,901	69,355,942
Symrise AG	715,115	78,113,301
TOTAL GERMANY		370,901,877
Hong Kong - 6.6%
CLP Holdings Ltd.	9,371,500	76,244,300
Hang Seng Bank Ltd.	4,085,000	62,174,089
Hong Kong & China Gas Co. Ltd.	60,791,015	51,991,444
Jardine Matheson Holdings Ltd.	1,367,776	67,540,779
Link (REIT)	9,375,729	52,475,422
MTR Corp. Ltd.	8,881,583	40,826,880
Power Assets Holdings Ltd.	7,650,000	40,021,029
Sino Land Ltd.	18,350,000	22,470,156
TOTAL HONG KONG		413,744,099
Ireland - 0.3%
Kerry Group PLC Class A	164,064	16,299,893
Israel - 0.8%
Elbit Systems Ltd. (Israel)	139,567	29,647,050
Mizrahi Tefahot Bank Ltd.	480,891	17,369,705
TOTAL ISRAEL		47,016,755
Italy - 0.5%
Recordati SpA	566,799	29,259,029
Japan - 29.5%
Advance Residence Investment Corp.	7,687	18,722,423
Ajinomoto Co., Inc.	2,154,000	83,834,380
Bridgestone Corp.	127,000	5,260,683
Canon, Inc.	2,037,200	52,652,214
Chubu Electric Power Co., Inc.	3,978,800	49,852,114
Daiwa House REIT Investment Corp.	11,319	22,277,581
FUJIFILM Holdings Corp.	1,715,710	99,458,478
Hankyu Hanshin Holdings, Inc.	1,302,440	43,220,885
Japan Post Bank Co. Ltd.	4,610,700	38,340,127
Japan Post Holdings Co. Ltd.	11,128,700	81,275,924
Japan Real Estate Investment Corp.	7,410	29,793,133
Kansai Electric Power Co., Inc.	4,448,400	58,471,922
KDDI Corp.	932,900	27,456,834
Kintetsu Group Holdings Co. Ltd.	1,076,000	36,084,743
Kyushu Railway Co.	887,300	19,440,580
McDonald's Holdings Co. (Japan) Ltd.	488,700	19,236,776
Medipal Holdings Corp.	1,135,500	19,447,129
Nagoya Railroad Co. Ltd.	1,111,100	17,873,351
Nankai Electric Railway Co. Ltd.	640,200	13,563,159
Nippon Building Fund, Inc.	9,050	37,913,753
Nippon Prologis REIT, Inc.	14,157	28,927,986
Nippon Telegraph & Telephone Corp.	82,176,900	94,233,795
Oriental Land Co. Ltd.	2,997,700	114,838,260
Osaka Gas Co. Ltd.	2,354,260	37,035,349
Otsuka Holdings Co. Ltd.	989,260	36,332,784
Pan Pacific International Holdings Ltd.	3,005,200	59,337,200
Secom Co. Ltd.	1,156,270	77,480,209
Sega Sammy Holdings, Inc.	582,800	12,732,172
Sekisui House Ltd.	1,256,700	25,608,360
Seven & i Holdings Co. Ltd.	1,499,400	62,109,192
Skylark Holdings Co. Ltd. (a)(c)	1,278,600	16,536,914
SoftBank Corp.	8,373,600	92,984,708
Sohgo Security Services Co., Ltd.	2,455,000	14,989,020
Suntory Beverage & Food Ltd.	200,300	7,125,564
Tobu Railway Co. Ltd.	1,184,300	31,308,841
Tokio Marine Holdings, Inc.	4,936,100	113,505,559
Tokyo Gas Co. Ltd.	1,383,500	31,362,510
Toyota Motor Corp.	8,994,000	151,222,968
Trend Micro, Inc.	758,000	35,751,450
Zensho Holdings Co. Ltd.	506,400	26,963,624
TOTAL JAPAN		1,844,562,654
Netherlands - 3.5%
ASML Holding NV (Netherlands)	3,605	2,582,149
Koninklijke Ahold Delhaize NV	3,117,131	107,443,227
Wolters Kluwer NV	864,560	108,556,661
TOTAL NETHERLANDS		218,582,037
Norway - 0.8%
Gjensidige Forsikring ASA	1,019,354	16,112,452
Orkla ASA	2,644,143	20,892,149
Telenor ASA	1,238,997	13,263,987
TOTAL NORWAY		50,268,588
Singapore - 2.3%
CapitaLand Ascendas REIT	19,684,599	41,597,085
CapitaMall Trust	18,555,700	28,466,725
Mapletree Industrial (REIT)	10,960,410	18,463,108
Singapore Exchange Ltd.	4,606,900	33,640,157
Singapore Technologies Engineering Ltd.	8,584,700	24,080,414
TOTAL SINGAPORE		146,247,489
Spain - 0.6%
Redeia Corp. SA	2,421,064	40,475,100
Sweden - 1.1%
Axfood AB	583,683	14,871,540
Ericsson (B Shares)	5,245,666	26,388,196
Telia Co. AB (c)	13,840,519	29,754,802
TOTAL SWEDEN		71,014,538
Switzerland - 11.2%
Allreal Holding AG	86,162	15,808,635
Banque Cantonale Vaudoise	160,050	17,949,533
Barry Callebaut AG	1,808	3,385,659
BKW AG	102,400	18,329,958
DKSH Holding AG	193,327	15,573,903
Galenica AG (d)	280,353	22,536,260
Givaudan SA	29,609	99,788,832
Lindt & Spruengli AG	752	91,235,136
Novartis AG	1,198,320	125,460,770
PSP Swiss Property AG	258,961	30,527,138
SGS SA (Reg.)	622,949	60,319,722
Swiss Prime Site AG	431,302	41,742,892
Swisscom AG	143,313	92,096,331
Zurich Insurance Group Ltd.	132,053	63,721,005
TOTAL SWITZERLAND		698,475,774
United Kingdom - 12.8%
Admiral Group PLC	1,554,419	42,470,647
AstraZeneca PLC (United Kingdom)	841,058	120,840,081
Bunzl PLC	1,816,795	67,336,142
Diageo PLC	2,463,607	107,517,456
National Grid PLC	7,909,101	104,833,794
Pearson PLC	4,033,252	44,614,078
RELX PLC (London Stock Exchange)	3,684,284	124,001,019
Smith & Nephew PLC	4,522,341	68,798,417
Unilever PLC	2,266,567	121,789,274
TOTAL UNITED KINGDOM		802,200,908
United States of America - 9.9%
CSL Ltd.	293,787	52,988,858
Experian PLC	2,284,844	88,299,133
GSK PLC	6,351,909	113,071,438
Nestle SA (Reg. S)	961,174	117,762,283
Roche Holding AG (participation certificate)	393,720	122,073,463
Sanofi SA	1,148,797	122,558,900
TOTAL UNITED STATES OF AMERICA		616,754,075
TOTAL COMMON STOCKS (Cost $5,806,899,523)		6,208,457,900

Government Obligations - 0.0%
	Principal Amount (e)	Value ($)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 5.18% 9/7/23 (f) (Cost $2,884,711)	2,900,000	2,884,311

Money Market Funds - 0.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (g)	3,980,709	3,981,505
Fidelity Securities Lending Cash Central Fund 5.32% (g)(h)	13,167,145	13,168,462
TOTAL MONEY MARKET FUNDS (Cost $17,149,967)		17,149,967

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $5,826,934,201)	6,228,492,178
NET OTHER ASSETS (LIABILITIES) - 0.4%	26,196,567
NET ASSETS - 100.0%	6,254,688,745

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	421	Sep 2023	46,432,090	1,555,651	1,555,651

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $22,536,260 or 0.4% of net assets.

(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,623,171.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	-	409,816,428	405,834,923	385,443	-	-	3,981,505	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	50,539,138	309,727,459	347,098,135	316,584	-	-	13,168,462	0.0%
Total	50,539,138	719,543,887	752,933,058	702,027	-	-	17,149,967

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Government Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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